Exhibit 99.2

SEVERANCE AGREEMENT

This Severance Agreement (the “Agreement”) is by and between Micron Technology, Inc., a Delaware corporation (the “Company”), and _____________, an individual and Officer of the Company, (the “Officer”), and is effective as of ________, 2007.

WHEREAS, the parties recognize that it is in the best interest of the Company to provide for a smooth transition when there is a change in management, and wish to recognize the valued contributions of the Officer; and

WHEREAS, the Company desires to provide the Officer with benefits in consideration for his or her execution of this Agreement and the instrument titled Agreement Not to Compete or Solicit (the “Noncompete Agreement”);

NOW THEREFORE, the parties agree as follows:

1.           TERMINATION OF THE OFFICER.  Either the Company or the Officer may at any time terminate the Officer’s active employment with the Company for any reason, voluntary or involuntary, with or without cause, by providing notice to that effect in writing.

2.           LOSS OF OFFICER STATUS. Upon receipt by the Officer of a notice of termination from the Company, or at any other time upon the Company’s request, the Officer shall resign immediately as an officer and/or director of the Company.  Effective on the date the Company specified the Officer is no longer an officer of the Company, the Officer may terminate his or her employment with the Company and act as a consultant to the Company or continue as a non-officer employee with the Company, provided in each case the parties so agree in writing.

3.           SEPARATION FROM SERVICE.  The date of the Officer’s “Separation from Service” shall be the earliest of: (i) the date of the Officer’s death; or (ii) the date after which the Company and the Officer reasonably anticipate that the level of bona fide services the Officer will perform, whether as an employee or consultant, will permanently decrease to 20 percent or less of the average level of bona fide services performed (whether as an employee or contractor) over the immediately preceding 36-month period (or the full period of services to the Company if the Officer provided services to the Company for less than 36 months).

4.           TRANSITION PERIOD.  For purposes of this agreement, the “Transition Period” shall be a one year period immediately following the date of the Officer’s Separation from Service.

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5(a).       COMPENSATION DURING THE TRANSITION PERIOD.  Provided the Officer complies with the terms of this Agreement and the terms of the Noncompete Agreement, the Officer, or the Officer's estate in the event of the Officer's death, will receive during the Transition Period compensation and cash in lieu of employee benefits as provided on Exhibit 5(a), attached hereto and incorporated herein by this reference.

5(b).       EXECUTIVE BONUS AFTER LOSS OF OFFICER STATUS.  An Officer who ceases to be an Officer but not an employee of the Company, and who has not yet incurred a Separation from Service (referred to herein as a "Non-Officer Employee"), shall receive, in lieu of an executive bonus pursuant to Section 5(a)(ii) of Exhibit 5(a), an executive bonus, if at all, subject to the following terms and conditions:

If as of the date of the Officer’s loss of officer status the Non-Officer Employee was a designated participant for an executive bonus plan performance period but the board of directors or a committee thereof has not yet taken action on any required goal achievement certification for such performance period, the Non-Officer Employee will be entitled to receive his or her executive bonus in the amount so certified, at the same time and in the same manner as the continuing officers of the Company receive payment of their executive bonuses for such performance period, if and only if (A) the specified goals are achieved, as certified by the Company's board of directors or a committee thereof, (B) payment is made for such achievement pursuant to the terms and conditions of the bonus program to the other participating officers, (C) the Non-Officer Employee is an employee of the Company at the time of payment and (D) the Non-Officer Employee complies with the terms of this Agreement and the terms of the Noncompete Agreement.

An Non-Officer Employee that receives a bonus pursuant to the term of this Section 5(b) shall not be entitled to receive an additional bonus pursuant to Section 5(a)(ii) of Exhibit 5(a) during his or her Transition Period.

5(c).       FURTHER CLARIFICATIONS.  It is understood that the Officer, during the period of time in which he or she is a Non-Officer Employee and at any time during the Transition Period, is not entitled pursuant to this Agreement to renew his or her participation in any executive bonus program, receive any new grants of stock options or restricted stock, or, except in the case where the Company terminates the Officer’s status as an officer of the Company but not as an employee, to the accrual of TOP time. It is further understood that the Officer is not entitled to payment of any compensation that is deferred past the Transition Period due to payment criteria of an incentive program, as those criteria existed as of the date of the Officer’s Separation from Service.  For the avoidance of doubt, the Officer shall not be entitled to any payment which is earned and payable after the Transition Period pursuant to the terms of the

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applicable plan or program.  No action by the Company or the Company’s Board of Directors may affect the Officer’s receipt of the benefits set forth above, other than as provided herein.

5(d).       GROSS-UP CALCULATIONS.  All compensation provided pursuant to this Agreement is subject to applicable taxes and withholding.  All “gross-up” calculations and payments will be based on the standard supplemental withholding rates provided by federal and state guidelines.  The Company will not use the Officer’s personal effective tax rate for these calculations.  Gross-up payments will be considered as compensation on the Officer’s W-2 at the end of the year.

6.           CONFIDENTIALITY.  The reasons for, and circumstances of, an Officer’s termination of employment or change in officer status shall be kept confidential and shall not be disclosed; provided that the Company may disclose such information as the Company determines, in its sole discretion, is either required by law to be disclosed or necessary to be disclosed to serve a valid business purpose.

7.           RELEASE.  Upon receipt of all benefits under this Agreement, the Officer and Company settle, waive, and voluntarily release any and all claims each has or may have against the other, inclusive of any of the Company’s affiliates, officers, directors, employees or agents, both individually and in their official capacities, which claims are accruing prior to the end of the Transition Period.

8.           FINAL AGREEMENT.  Except as set forth below, this Agreement supersedes all prior agreements, and is the entire and final understanding of the parties as to the subject matter hereof.  No modification of, or amendment to, this Agreement shall be effective unless in writing signed by both parties. This Agreement is in addition to, and does not supersede or modify in any fashion, the provisions of the Noncompete Agreement entered into by the parties hereto or the provisions of any Assignment of Rights & Inventions and/or Confidential Information agreements previously executed by Officer in favor of Micron (collectively, “Additional Agreements”).  The obligations contained in the Additional Agreements shall continue independent of the obligations of one another and of this Agreement.  For avoidance of doubt, the “Period of Restriction” as defined in the Noncompete Agreement shall continue in full force and effect in accordance with the terms of the Noncompete Agreement.

9.           409A COMPLIANCE; TIMING OF PAYMENTS.  Notwithstanding anything in this Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Internal Revenue Code (“Code”) Section 409A and the applicable Treasury Regulations (together, “Section 409A”) would otherwise be payable or distributable under this Agreement by reason of the Officer’s Separation from Service during a period in which the Officer is a Specified Employee (as defined below), then, subject to

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any permissible acceleration of payment by the Company under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i)           if the payment or distribution is payable in a lump sum, the Officer’s right to receive payment or distribution of such non-exempt deferred compensation will be delayed until the earlier of the Officer’s death or the first day of the seventh month following the Officer’s Separation from Service; and

(ii)           if the payment or distribution is payable over time, the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Officer’s Separation from Service will be accumulated and the Officer’s right to receive payment or distribution of such accumulated amount will be delayed until the earlier of the Officer’s death or the first day of the seventh month following the Officer’s Separation from Service, whereupon the accumulated amount will be paid or distributed to the Officer and the normal payment or distribution schedule for any remaining payments or distributions will resume.

For purposes of this Agreement, the term “Specified Employee” has the meaning given such term in Section 409A, provided, however, that, as permitted in Treas. Reg. §1.409A-1(i), the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Compensation Committee of the Board of Directors, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of ____________.

MICRON TECHNOLOGY, INC.	OFFICER

__________________________________	_______________________________
By: Steven R. Appleton	Name:
Chairman and Chief Executive Officer	Title:

__________________________________	_______________________________
Date	Date

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Exhibit 5(a)
Compensation During the Transition Period

(i)
Base salary as of the date of the Officer’s Separation from Service paid bi-weekly on the Company’s normal payroll cycle as if the Officer had worked during the Transition Period, provided, however, if the Officer or the Company terminated the Officer’s status as an officer of the Company but not as an employee prior to the date of the Officer’s Separation from Service, then the base salary payable pursuant to this subsection during the Transition Period shall be the greater of (A) the Officer’s base salary in effect immediately prior to the Officer’s loss of officer status or (B) the Officer’s base salary as of the date of the Officer’s Separation from Service;

(ii)	an executive bonus, subject to the following terms and conditions:

If as of the date of the Officer’s Separation from Service the Officer was a designated participant for an executive bonus plan performance period but the board of directors or a committee thereof has not yet taken action on any required goal achievement certification for such performance period, the Officer will be entitled to receive his or her executive bonus in the amount so certified, at the same time and in the same manner as the continuing officers of the Company receive payment of their executive bonuses for such performance period, if and only if (A) any required certification thereof by the board of directors or a committee thereof occurs during the Transition Period, (B) the specified goals are achieved, as certified by the Company's board of directors or a committee thereof, and (C) payment is made for such achievement pursuant to the terms and conditions of the bonus program to the other participating officers during the Transition Period.

An Officer that receives a bonus pursuant to the terms of Section 5(b) shall not be entitled to receive an additional bonus pursuant to this Section during his or her Transition Period.

(iii)
With respect to "time-based" and/or "performance-based" unvested stock options, the continued vesting of any granted stock options in accordance with the terms of the applicable stock plan as if the Officer’s employment as an officer had continued during the Transition Period, provided, however, and for purposes of clarification, the parties agree that the Officer shall be entitled to vesting for the completion of “performance-based” goals hereunder if and only if the specified performance goal was achieved prior to or during the Transition Period and any required goal achievement certification for such performance goal has been made by the board of directors or a committee thereof;

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(iv)
with respect to restricted stock awards, the lapse of any "time-based" and/or "performance-based" restrictions at the same time and in the same amounts such restrictions would have lapsed, if at all, in accordance with the terms of the applicable stock plan if the Officer’s employment as an officer had continued during the Transition Period, provided, however, and for purposes of clarification, the parties agree that the Officer shall be entitled to the lapse of “performance-based” restrictions hereunder if and only if the specified performance goal was achieved prior to or during the Transition Period and any required goal achievement certification for such performance goal has been made by the board of directors or a committee thereof;

(v)
Participation and vesting in the Company’s RAM 401(k) Plan (or a successor or replacement plan) (the “401(k) Plan”) will cease pursuant to the terms of the 401(k) Plan (generally, the date of the Officer’s termination of employment) and standard termination options under the 401(k) Plan will apply.

If the Officer is contributing to the 401(k) Plan at the date of the Officer’s Separation from Service and has not reached the maximum matching contribution for the 401(k) Plan year(s) covered by the Transition Period, then an amount equal to the difference between the Officer’s actual matching contribution and the amount of matching that the Officer would have received if the Officer had continued to defer his or her income into the 401(k) Plan at the same rate as was in effect on the date of the Officer’s Separation from Service will be paid to the Officer.  The payment, if any, will be calculated as though the Officer were 100% vested in such contribution, will be grossed-up for taxes and will be paid 30 days after the date of the Officer’s Separation from Service; and

(vi)
The Officer’s participation, if applicable, will cease in the Company’s non-cash benefit plans (medical, dental, life, etc.) pursuant to the terms of the applicable plan (generally, the end of the calendar month which includes the date of the Officer’s termination of employment) unless the Officer properly elects to continue participation pursuant to any applicable COBRA continuation or conversion rights.  The Officer may also be able to secure individual coverage with similar terms and conditions.  It is the Officer’s responsibility to make any timely elections required and for the payment of premiums.

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Regardless of the Officer’s election, to the extent the Officer was participating in the Company’s non-cash benefit plans on the date of the Officer’s Separation from Service, the Company will pay the Officer an amount equal to the difference in premiums between what the Officer would have paid as an employee during the Transition Period and what the Officer would have to pay during the Transition Period to continue coverage, based on rates in effect at the time of calculation for the region listed by the Company as the Officer’s work address.  If COBRA rates are available, those rates will be used in the calculation, followed by any applicable conversion rate, and finally, in the absence of COBRA or conversion rates, by the cost of individual coverage with similar terms and conditions.  The payment, if any, will be grossed-up for taxes and will be paid 30 days after the date of the Officer’s Separation from Service.

Notwithstanding anything herein to the contrary, no compensation will be paid for the loss of any applicable short-term disability coverage.

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